                                                                   EXHIBIT 10.31

                       AMENDMENT TO AMS PROPERTIES, INC.
                                FACILITY LEASES

     AMENDMENT dated as of October 31, 1997 between HEALTH AND RETIREMENT PROPERTIES TRUST (known in Wisconsin as "Health and Rehabilitation Properties REIT"), a real estate investment trust formed under the laws of the State of Maryland ("HRP") and AMS PROPERTIES, INC., a Delaware corporation ("AMS
           ---                                                      ---
Properties")
----------

                             W I T N E S S E T H:

     WHEREAS, HRP, as landlord, and AMS Properties, as tenant, have entered into a Master Lease Document, General Terms and Conditions dated as of December 28, 1990, as amended (the "Master Lease"), and have also executed Facility Leases
                       ------------
which incorporate by reference the Master Lease (collectively, the "Facility
                                                                    --------
Leases") relating to the health care facilities described on Exhibit A-2 to the
------
Master Lease;

     WHEREAS, HRP and AMS Properties have agreed to amend the Facility Leases as hereinafter provided;

     NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, HRP and AMS Properties agree as follows:

SECTION 1.   AMENDMENTS TO FACILITY LEASES

     1.1 Paragraphs 4 and 5 of the Facility Lease for each Leased Property is hereby amended in full to read as follows:

          4.   Fixed Term. The Fixed Term of this Lease is twenty-two (22) years
               ----------
     and thirty four (34) days, commencing on December 28, 1990 (the "Commencement Date"), and ending on January 31, 2013.
      -----------------

          5.   Extended Terms. Subject to the provisions of Section 2.4 of the
               --------------
     Master Lease, Tenant is hereby granted the right to renew the Lease for two
     (2) 10-year consecutive optional renewal terms for a maximum term if all such options are exercised of twenty (20) years after the expiration of the Fixed Term.

     1.2 The first sentence of Paragraph 6 of the Facility Lease for each Leased Property listed on Schedule 1 hereto is hereby amended to provide that
                          ----------
the annual amount of initial Minimum Rent and the amount of each monthly installment of initial Minimum Rent for such Leased Property are the respective amounts set forth on Schedule 1 hereto.
                     ----------

SECTION 2.   EFFECT ON FACILITY LEASES

     1.3 Except as specifically provided above, the Facility Leases shall remain in full force and effect and each is hereby ratified and confirmed.

     1.4 The amendments set forth herein (i) do not constitute an amendment, waiver or modification of any term, condition or covenant of any Facility Lease, or any of the instruments or documents referred to therein, other than as specifically set forth herein, and (ii) shall not prejudice any rights which HRP or its successors and assigns may now or hereafter have under or in connection with Facility Leases, as amended hereby, or any of the instruments or documents referred to therein.

SECTION 3.   EFFECTIVENESS

     This Amendment shall become effective as of the date first above indicated when a counterpart to this Amendment shall have been executed by each of the parties hereto.

SECTION 4.   COSTS, EXPENSES AND TAXES

     AMS Properties agrees to pay all costs and expenses of HRP in connection with the preparation, reproduction, execution and delivery of this Amendment, including the reasonable fees and expenses of Sullivan & Worcester LLP, special counsel to HRP with respect thereto.

SECTION 5.   GOVERNING LAW

     THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

SECTION 6.   NO LIABILITY OF TRUSTEES

     THE DECLARATION OF TRUST OF HRP, DATED OCTOBER 9, 1986, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED IN THE OFFICE OF THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HEALTH AND RETIREMENT PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF HRP SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, HRP. ALL PERSONS DEALING WITH HRP, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF HRP FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

     IN WITNESS WHEREOF, the parties have executed this amendment as a sealed instrument as of the date first above written.

                                   LANDLORD:

                                   HEALTH AND RETIREMENT
                                   PROPERTIES TRUST,
                                   a Maryland real estate
                                   investment trust


                                   By: /s/ David J. Hegarty
                                       -------------------------
                                    Name:
                                    Title:

                                   TENANT:

                                   AMS PROPERTIES, INC.


                                   By: /s/ M. Henry Day, Jr.
                                      ----------------------------
                                    Name:  M. Henry Day, Jr.
                                    Title: Assistant Secretary

                            SCHEDULE 1 TO AMENDMENT
                            -----------------------

                   Schedule of Revised Minimum Rent Amounts
                   ----------------------------------------

                                                    Amount of
                                 Aggregate           Monthly
Facility Name           State     Yearly          Installment of
-------------           -----    Minimum Rent       Minimum Rent
                                 -----------      --------------
Flagship                CA          $751,478          $62,623.17

Lancaster               CA           606,825           50,568.75

Pacific Gardens         CA           602,330           50,194.17

Tarzana                 CA           661,377           55,114.75

Thousand Oaks           CA           666,301           55,525.08

Van Nuys                CA           257,210           21,434.17

Ceders Health Care      CO           822,093           68,507.75

Cherrelyn Manor         CO         1,067,690           88,974.17

Greentree Health Care   WI           332,343           27,695.25

Pine Manor              WI           341,679           28,473.25

Sunny Hill Health Care  WI           365,010           30,417.50

The Virginia            WI           888,125           74,010.42

Woodland                WI         1,587,861          132,321.75

Christopher East        WI           821,109           68,425.75

                               $9,771,431.00         $814,285.92
                               =============         ===========